EXHIBIT 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
SG Americas Securities, LLC
Citigroup Global Markets Inc.
MUFG Securities Americas Inc.
(together, the “Specified Parties”)
Re: Daimler Trucks Retail Trust 2019-1 – Data Files Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “01312019_DTRT 2019-1_Prel. Pool_KPMG.xls,” provided by the Company on February 11, 2019, containing certain information related to 13,993 commercial vehicle contracts as of January 31, 2019 (the “Contract Data File”), and (ii) an electronic data file entitled “01312019_DTRT 2019-1_Prel. Pool_Asset Data Tape_KPMG.xls,” provided by the Company on February 11, 2019, containing certain information related to 29,683 commercial vehicle receivables as of January 31, 2019 (the “Receivable Data File,” together with the Contract Data File, the “Data Files”), which we were informed are intended to be included as collateral in the offering of Daimler Trucks Retail Trust 2019-1. The Company is responsible for the specified attributes identified by the Company in the Data Files. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

●
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

●	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.
●
The term “Commercial Vehicle Contract” means a contract related to one or more commercial vehicle receivables originated by dealers and assigned to the Company in connection with the purchase of new and pre-owned Mercedes-Benz and non-Mercedes-Benz vehicles by obligors.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the
KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

●
The term “Sales Agreement” means the original, photocopy, or facsimile of the legal document or documents (i.e., installment sales contract, note and security agreement, commitment letter, or request for advance) related to a Commercial Vehicle Contract, provided by the Company. We make no representation regarding the execution of the Sales Agreement by the obligor.

●	The term “Commercial Vehicle Receivables” means the individual vehicle receivables included in a Commercial Vehicle Contract.
●	The term “Payment Schedule Addendum” means an addendum attached to the Sales Agreement containing obligor payment details.
●	The term “Property Schedule Addendum” means an addendum attached to the Sales Agreement containing a list of Commercial Vehicle Receivables associated with the Sales Agreement.
●	The term “ALFA” means the Company’s retail portfolio management system used to track and account for its Commercial Vehicle Receivables beginning June 1, 2014.
●	The term “Master Funding Agreement” means a blanket agreement that governs all Commercial Vehicle Contracts financed by an obligor.
●	The term “Payment Modification Agreement” means an agreement that contains updated payment terms of the Sales Agreement.
●
The term “Retail Dealer Transaction Summary” means documents provided by the dealer to the Company which include original principal balance, interest rate, and new/used classification for vehicles included in the Commercial Vehicle Contract.

●	The term “eCreditPro” means the Company’s system used to track credit applications related to its Commercial Vehicle Contracts.
●
The term “Title Document” means a scanned image of the Certificate of Title, Notice of Lien Application, Notice of Security Interest or Lien Filing, Notice of Recorded Lien, Notice of Lien Perfection, Lien Holders Release Forms, Vehicle Registration, Tax Commission, Electronic Title Copy, or Application for Title.

●
The term “Sources” refers collectively to the Sales Agreement, Payment Schedule Addendum, Property Schedule Addendum, ALFA, Master Funding Agreement, Payment Modification Agreement, Retail Dealer Transaction Summary, eCreditPro, and Title Document provided by the Company.

A.
We randomly selected 100 Commercial Vehicle Contracts from the Contract Data File (the “Selected Commercial Vehicle Contracts”), as listed in Exhibit A. For each Selected Commercial Vehicle Contract, we were instructed by the Company to haphazardly select one (1) Commercial Vehicle Receivable from the  Sales Agreement or the Property Schedule Addendum, resulting in 100 Commercial Vehicle Receivables (the “Selected Commercial Vehicle Receivables”), as listed in Exhibit B. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Commercial Vehicle Contracts that we were instructed to randomly select from the Contract Data File, and the number of Commercial Vehicle Receivables that we were instructed to haphazardly select from the Sales Agreement or the Property Schedule Addendum.

For each Selected Commercial Vehicle Contract, we were further instructed by the Company to compare the VIN numbers contained in the Sales Agreement or the Property Schedule Addendum to the “PCD_VIN” field in the Receivable Data File. We identified 328 Commercial Vehicle Receivables included in the Sales Agreement and the Property Schedule Addendums for the 100 Selected Commercial Vehicle Contracts. We observed that the 328 Commercial Vehicle Receivables were included in the Receivable Data File.

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B.
For each Selected Commercial Vehicle Contract and Selected Commercial Vehicle Receivable, we compared the specified attributes listed below contained in the Contract Data File or the Receivable Data File to the corresponding information appearing in the Sources. The Specified Parties indicated that the absence of any of the specified Sources or the inability to agree the indicated information from the Contract Data File or the Receivable Data File to the Sources for each of the attributes, utilizing instructions provided by the Company, as applicable, constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Selected Commercial Vehicle Contracts

Attributes	Sources/Instructions
Customer Account Number	ALFA
Original Maturity Date	ALFA
Current Maturity Date	ALFA
Obligor State	ALFA
Next Payment Due Date	ALFA
Current Principal Balance	ALFA
Sold Code Indicator	ALFA
Customer Segment	ALFA and instructions provided by the Company described below
Balloon Amount	ALFA
Origination Date	Sales Agreement
Original Principal Balance	Sales Agreement
Interest Rate	Sales Agreement
Loan Type (Simple Interest)	Sales Agreement, Master Funding Agreement, and instructions provided by the Company described below
Monthly Payment Amount	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement
Number of Scheduled Payments	Sales Agreement, Payment Schedule Addendum
First Payment Date	Sales Agreement, Payment Schedule Addendum, Payment Modification Agreement
Payment Frequency	Sales Agreement, Payment Schedule Addendum and instructions provided by the Company described below

For purposes of comparing Customer Segment, we were instructed by the Company to consider Selected Commercial Vehicle Contracts to be “Small Business,” “Fleet,” or “Pledgeline Business” if the Miscellaneous screen within ALFA indicated “Owner Operator or Small Fleet,” “Medium Fleet, Large Fleet, X-Large Fleet, or Mega Fleet,” or “Dealer Customer Leasing Company,” respectively.

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For purposes of comparing Loan Type (Simple Interest), we were informed by the Company that a value of “F” in the “PCD_INT_Type“ field in the Contract Data File indicated a simple interest contract. For such contracts, we were instructed by the Company to identify a notation of daily simple interest in the “Promise to Pay” or “Note and Security Agreement” section of the Sales Agreement.

For purposes of comparing Payment Frequency, we were informed by the Company that a value of “1” in the “PMT_FREQ” field in Contract Data File indicated monthly payment frequency.

Selected Commercial Vehicle Receivables

Attributes	Sources/Instructions
Recovery Indicator	ALFA and instructions provided by the Company described below
Legal Owner or Lien Holder Name	Title Document and instructions provided by the Company described below
Vehicle Age Classification (Model Year)	Sales Agreement, Property Schedule Addendum, Title Document
Vehicle Identification Number (“VIN”)	Sales Agreement, Property Schedule Addendum, Title Document
New/Used	Sales Agreement, Property Schedule Addendum, Retail Dealer Transaction Summary
Equipment Type	Sales Agreement, Property Schedule Addendum and instructions provided by the Company described below

For purposes of comparing Recovery Indicator, we were instructed by the Company to consider the Selected Commercial Vehicle Receivable to be “Live” if the term “Live Schedule” was next to the account number in ALFA. The Company informed us that a “Live” Recovery Indicator means the receivable is in active status.

For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company to observe that the Company’s name appeared in the Title Document as the Legal Owner or Lien Holder. The list of acceptable Legal Owner or Lien Holder names for the Company is attached hereto as Exhibit C. For Selected Commercial Vehicle Receivables #45, #52, #57, and #70, we observed that the Company was either (i) not the Legal Owner or Lien Holder, or (ii) not the sole Lien Holder on the Title Document. We were informed by the Company that these Selected Commercial Vehicle Receivables were approved not to list the Company as the Lien Holder or the sole Lien Holder due to state requirements or the Company’s agreement to list the obligor as joint Lien Holder. Therefore, these Selected Commercial Vehicle Receivables were not considered to be exceptions.

For purposes of comparing Equipment Type, we were instructed by the Company to consider the terms “Truck” and “Tractor” to be interchangeable in the Receivable Data File, Sales Agreement, and Property Schedule Addendum.

The information regarding the Selected Commercial Vehicle Contracts was found to be in agreement with respective information in the Sources. The information regarding the Selected Commercial Vehicle Receivables was also found to be in agreement with the respective information in the Sources, except as noted in Exhibit D.

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C.	For each Selected Commercial Vehicle Contract, we observed the presence of the following in the Sources:
●
Agreement to provide Insurance Coverage. We were instructed by the Company to observe whether the Sales Agreement contained a notation specifying the requirement for insurance coverage as of the Origination Date.

●	Signed Commercial Vehicle Contract. We make no representation regarding the authenticity of the signature(s) on each Sales Agreement.
●	Credit Application. We were instructed by the Company to observe the account was present within eCreditPro.
D.	For each Selected Commercial Vehicle Receivable, we observed the presence of the Title Document.

There were no conclusions that resulted from our procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data Files, the Sources, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial vehicle receivables being securitized, (iii) the compliance of the originator of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Commercial Vehicle Contracts and the Commercial Vehicle Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
March 28, 2019

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Exhibit A
The Selected Commercial Vehicle Contracts

Selected Contract Number	Contract Number (*)	Selected Contract Number	Contract Number (*)	Selected Contract Number	Contract Number (*)
1	62	35	4769	69	9383
2	105	36	4869	70	9446
3	333	37	4936	71	9639
4	364	38	4964	72	10021
5	436	39	5167	73	10090
6	524	40	5213	74	10323
7	599	41	5309	75	10549
8	625	42	5320	76	10781
9	865	43	5328	77	10837
10	991	44	5857	78	11055
11	1000	45	5948	79	11109
12	1208	46	6328	80	11604
13	1370	47	6469	81	11748
14	1608	48	6499	82	11789
15	1697	49	6520	83	11813
16	1713	50	6634	84	11925
17	2035	51	6924	85	12045
18	2086	52	6932	86	12413
19	2165	53	7160	87	12647
20	2391	54	7334	88	12655
21	2721	55	7449	89	12673
22	2864	56	7534	90	12746
23	3595	57	7540	91	12786
24	3663	58	7746	92	13131
25	3752	59	7771	93	13220
26	3753	60	7815	94	13347
27	3805	61	8021	95	13570
28	3863	62	8054	96	13664
29	3871	63	8055	97	13671
30	3934	64	8099	98	13728
31	4065	65	8276	99	13767
32	4437	66	8862	100	13919
33	4458	67	8994
34	4500	68	9290

(*)  The Company has assigned a unique Contract Number to each Commercial Vehicle Contract in the Contract Data File. The Contract Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
The Selected Commercial Vehicle Receivables

Selected Receivable Number	Receivable Number (*)	Selected Receivable Number	Receivable Number (*)	Selected Receivable Number	Receivable Number (*)
1	132	35	10104	69	20172
2	244	36	10312	70	20273
3	762	37	10472	71	20574
4	814	38	10518	72	21573
5	963	39	11814	73	21660
6	1139	40	11912	74	22006
7	1272	41	12051	75	22443
8	1345	42	12088	76	22887
9	1860	43	12101	77	23025
10	2117	44	13312	78	23458
11	2129	45	13486	79	23555
12	2728	46	14193	80	24790
13	3049	47	14428	81	25111
14	3556	48	14487	82	25180
15	3756	49	14544	83	25228
16	3785	50	14701	84	25451
17	4513	51	15347	85	25688
18	4645	52	15368	86	26520
19	4785	53	16062	87	26954
20	5218	54	16457	88	26966
21	5878	55	16691	89	26993
22	6282	56	16796	90	27158
23	7982	57	16803	91	27231
24	8093	58	17130	92	27922
25	8272	59	17186	93	28120
26	8273	60	17352	94	28353
27	8381	61	17725	95	28821
28	8477	62	17781	96	29001
29	8494	63	17783	97	29021
30	8581	64	17837	98	29100
31	8767	65	18127	99	29204
32	9453	66	19337	100	29512
33	9488	67	19557
34	9580	68	20045

(*)  The Company has assigned a unique Receivable Number to each Commercial Vehicle Receivable in the Receivable Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit C
Lien Holder Names

MERCEDES BENZ FINANCIAL SERVICES USA LLC
MERCEDES BENZ FINSERVUSA LLC
MERCEDES BENZ FIN SERV USA LLC
MERCEDES-BENZ FINANCIAL SERVICES USA LLC
MERCEDES-BENZ FINANCIAL SERVICES USA
MERCEDES BENZ FIN S USA LLC
MERCEDES BENZ FINANCIAL SERVICES USA
MERCEDES BENZ FINSERVUSALLC
MERCEDES-BENZ FINSER
MERCEDES-BENZ FINANCIAL SERVICES
MERCEDES-BENZ FINSERVUSALLC
MERCEDES BENZ FINANCIAL SERVICE USA LLC
MERCEDES BENZ FNCL SVC USA LLC
MERCEDES BENZ FINSVCSUSALLC
MERCEDES-BENZ FIANCIAL SERVICES U
MERCEDES-BENZ FIN SERV USA LLC
MERCEDESBENZ FIN SVC USA LLC
MERCEDES-BENZ FINANCIAL SERVICE USA LLC
MERCEDES BENZ FIN SERVUSA LLC
MERCEDES BENZ FINAN SERV USA LLC
MERCEDES BENZ FINANCIAL SERVICES US
MERCEDES-BENZ FINSERVUSA LLC
MERCEDES-BENZ FINCL SERV USA

Exhibit D
Exceptions

Selected Receivable Number	Receivable Number	Attribute	Per Data Files	Per Sources
10	2117	Vehicle Identification Number	Redacted	Redacted
90	27158	Legal Owner or Lien Holder	N/A	Information not found
98	29100	Legal Owner or Lien Holder	N/A	Information not found